UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2013

MISCOR GROUP, LTD.

(Exact name of registrant as specified in its charter)

Indiana	000-52380	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nave Road, SE, Massillon, Ohio	44646
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (330) 830-3500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 9, 2013, MISCOR Group, Ltd. (“MISCOR”) received notice from American Stock Transfer & Trust Company, LLC, the exchange agent in connection with the merger of MISCOR Group, Ltd. (“MISCOR”) with and into IES Subsidiary Holdings, Inc., a wholly-owned subsidiary of Integrated Electrical Services, Inc. (“IES”) (the “Merger”), that holders of over 50% of MISCOR’s issued and outstanding shares of common stock have elected to receive stock consideration in exchange for their shares of MISCOR common stock tendered in connection with the merger. As previously announced, at the effective time of the Merger, each outstanding share of MISCOR common stock will be converted into the right to receive, at the election of the holder, either stock consideration of 0.3118 shares of IES common stock or cash consideration of $1.48, subject to the maximum cash amount payable under the merger agreement. Based upon the elections reported to date, which are revocable until the election deadline described below, MISCOR and IES do not expect the election of cash consideration by MISCOR shareholders to exceed the maximum cash amount. As such, MISCOR shareholders electing to receive cash consideration in exchange for their shares of MISCOR common stock tendered in connection with the Merger can expect to be paid the cash consideration.

The deadline for receipt of elections is 5:00 p.m., New York time, on September 10, 2013. Any MISCOR shareholder that does not make a valid election prior to the election deadline will be deemed to have elected to receive, and will be paid, the stock consideration.

Item 8.01	Other Events.

The information set forth under Item 7.01 is hereby incorporated by reference into this Item 8.01.

Important Information for Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, IES has filed with the Securities and Exchange Commission (the “SEC”), and the SEC has declared effective, a registration statement on Form S-4 that includes a joint proxy statement of IES and MISCOR that also constitutes a prospectus of IES regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF IES AND MISCOR ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING IES, MISCOR AND THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus has been sent to security holders of IES and MISCOR seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by IES and MISCOR with the SEC at the SEC’s web site at www.sec.gov. You may also read and copy any reports, statements or other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for additional information on its public reference room.

The joint proxy statement/prospectus and such other documents (relating to IES) may also be obtained from IES for free from IES’ web site at www.ies-corporate.com or by directing a request to: Integrated Electrical Services, Inc., 5433 Westheimer Road, Suite 500, Houston, Texas 77056, Attention: Investor Relations, or by phone at (713) 860-1500. The joint proxy statement/prospectus and such other documents (relating to MISCOR) may also be obtained from MISCOR for free from MISCOR’s web site at www.miscor.com or by directing a request to: MISCOR Group, Ltd., 800 Nave Rd., SE, Massillon, Ohio 44646, Attention: Investor Relations, or by phone at (330) 830-3500. Information on the IES and MISCOR websites or any other website is not incorporated by reference herein.

Participants in the Solicitation

IES, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from IES’ stockholders in connection with the proposed transaction. Information regarding such persons and a description of their interests in the proposed transaction is contained in the joint proxy statement/prospectus filed with the SEC.

MISCOR, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from MISCOR’s stockholders in connection with the proposed transaction. Information regarding such persons and a description of their interests in the proposed transaction is contained in the joint proxy statement/prospectus filed with the SEC.

Forward-Looking Statements

Information set forth herein contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect IES’ and MISCOR’s expectations regarding future events. The forward-looking statements involve substantial risks and uncertainties that could significantly affect expected results, and actual future results and stockholder values of IES, MISCOR and the combined company could differ materially from those described in these statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving IES and MISCOR, including future financial and operating results, accretion to IES’ earnings per share arising from the transaction, the expected amount and timing of cost savings and operating synergies, whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s business strategy, plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the inability to consummate the merger; the inability to achieve, or difficulties and delays in achieving, synergies and cost savings relating to the merger; difficulties and delays in obtaining consents and approvals that are conditions to the completion of the merger; the ability of IES and MISCOR to enter into, and the terms of, future contracts; the impact of governmental laws and regulations; the adequacy of sources of liquidity; the ability of IES to retain certain employees key to the ongoing success of the combined company and the availability of other skilled personnel; the effect of litigation, claims and contingencies; the inability to carry out plans and strategies as expected; future capital expenditures and refurbishment, repair and upgrade costs; delays in refurbishment and upgrade projects; the sufficiency of funds for required capital expenditures, working capital and debt service; liabilities under laws and regulations protecting the environment; and the impact of acquisition accounting. Additional factors that may affect future results are contained in IES’ and MISCOR’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov. IES and MISCOR disclaim any duty to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR GROUP, LTD.

Date: September 10, 2013	By:	/s/ Marc Valentin
	Name:	Marc Valentin, CPA, CGMA
	Title:	Chief Accounting Officer